ANNUAL REPORT

                             [american century logo]
                                    American
                                  Century(sm)

                                November 30, 1996

                                    TWENTIETH
                                     CENTURY
                                      GROUP

                              International Growth
                             International Discovery


                                 [front cover]


                               TABLE OF CONTENTS

Report Highlights............................................1
Our Message to You...........................................2
Period Overview..............................................3
International Growth
(formerly International Equity)
   Performance Information...................................4
   Management Q & A..........................................5
   Schedule of Investments...................................8
   Financial Highlights.....................................30
International Discovery
(formerly International Emerging Growth)
   Performance Information..................................12
   Management Q & A.........................................12
   Schedule of Investments..................................16
   Financial Highlights.....................................31
Statements of Assets and Liabilities........................23
Statements of Operations....................................24
Statements of Changes in Net Assets.........................25
Notes to Financial Statements...............................26
Report of Independent Auditors..............................32
Notice For IRA and 403(b) Shareholders......................34
Share Classes & Associated Fees.............................35
Background Information
   Investment Philosophy & Policies.........................36
   Comparative Indices & Rankings...........................36
   How Currency Returns Affect Performance..................36
Glossary....................................................37


American Century Investments offers you nearly 70 fund choices covering bonds, stocks, specialty investments and blended portfolios. To help you find the funds that may meet your needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                American Century Investments -- Family of Funds

     BENHAM GROUP           AMERICAN CENTURY GROUP       TWENTIETH CENTURY GROUP

  MONEY MARKET FUNDS          ASSET ALLOCATION &
 GOVERNMENT BOND FUNDS          BALANCED FUNDS              U.S. GROWTH FUNDS
DIVERSIFIED BOND FUNDS     CONSERVATIVE EQUITY FUNDS       INTERNATIONAL FUNDS
 MUNICIPAL BOND FUNDS           SPECIALTY FUNDS
                                                          International Growth
                                                         International Discovery

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and the Benham Group are registered marks of American Century Services Corporation and Benham Management Corporation, respectively. American Century is a service mark of American Century Services Corporation.


                                                    American Century Investments


                               REPORT HIGHLIGHTS

PERIOD OVERVIEW

o The international economic environment was relatively stable; no political, economic or currency crises had a global effect.

o The U.S. dollar strengthened considerably against most major foreign currencies, which reduced the returns from international stocks denominated in those currencies.

o The central banks of several European countries cut interest rates to stimulate their economies.

o    Eastern Europe showed signs of a strong economic recovery.

o Japan's economy slowed during the period. Other Far Eastern economies were negatively affected by the strong U.S. dollar's impact on their export growth.

INTERNATIONAL GROWTH
(FORMERLY INTERNATIONAL EQUITY)

o The fund outperformed its benchmark index and the Lipper** average for funds in its peer group.

o International Growth had a low exposure to underperforming southeast Asian companies, which helped its relative performance.

o The management team's stock selection system led it to invest in some of the strongest European markets and sectors and stay out of some of the weaker European markets and sectors.

o The fund had a lower exposure to the relatively weak Japanese market than the benchmark and many other funds in International Growth's Lipper category.

o The biggest disappointment was the fund's lack of participation in the strong market rallies in Latin America. The management team was not able to find companies with accelerating earnings that fit the team's stock selection system in that region.

INTERNATIONAL DISCOVERY
(FORMERLY INTERNATIONAL EMERGING GROWTH)

o International Discovery posted very strong performance. Its total return for the period was almost three times higher than the return for its benchmark index.

o Lipper** ranked the fund first among its 12 peers based on total returns for the period. Its return was almost double the average return for funds in its peer group.

o The fund's management team was very successful in finding strong performing stocks of small companies in Western Europe. These companies benefited from significant and fundamental changes in Europe's capital markets.

o Increased restructuring and outsourcing by Europe's larger businesses also provided new opportunities for small European firms.

o Companies in Eastern European nations with expanding economic growth rates performed well for the fund.

o Ownership of Chinese growth stocks traded in Hong Kong added to fund performance.

**For more information on Lipper, see page 36.


                              INTERNATIONAL GROWTH
                                INVESTOR CLASS*

                         TOTAL RETURNS:     AS OF 11/30/96
                           6 Months+                 5.82%
                           1 Year                   16.35%

                         NET ASSETS:         $1.34 billion
                           (AS of 11/30/96)

                         INCEPTION DATE:            5/9/91

                         TICKER SYMBOL:              TWIEX


                            INTERNATIONAL DISCOVERY
                                INVESTOR CLASS*

                         TOTAL RETURNS:     AS OF 11/30/96
                           6 Months+                 7.19%
                           1 Year                   34.06%

                         NET ASSETS:          $377 million
                           (AS of 11/30/96)

                         INCEPTION DATE:            4/1/94

                         TICKER SYMBOL:              TWEGX


                         *See Share Classes & Associated Fees, page 35. +Not annualized.


Annual Report                                             Report Highlights    1


                               OUR MESSAGE TO YOU

[photo of James E. Stowers, Jr. and James E. Stowers III]

The fiscal year ended November 30, 1996, was relatively calm for global investors, but eventful for our company and the International Growth and International Discovery funds (formerly International Equity and International Emerging Growth). American Century's accelerating earnings approach, which focuses on individual company selection instead of sector or country selection, worked well during the period. Both funds significantly outperformed their benchmark index, the Morgan Stanley Europe, Australia, Far East Index (EAFE(R)), and the average total returns for their respective Lipper fund categories.

On the corporate front, we completed the operational integration of Twentieth Century and The Benham Group in September. As a result, you now have direct access to a broader spectrum of funds and services, including the Benham family of U.S. Treasury, government and municipal funds.

We also changed the name of our company. On January 1, 1997, we began serving you as American Century Investments, which reflects our expanded identity and the independent thinking common to Twentieth Century and Benham. American Century's fund family is divided into three groups -- the Benham Group, the American Century Group and the Twentieth Century Group. International Growth and International Discovery will remain in the Twentieth Century Group, reflecting their adherence to the growth style of investing that we have practiced over the years.

This report is the first in a new annual report format designed using your input. We hope you find it more informative and easier to read. American Century also began to offer two classes of shares for many of our funds, including International Growth. One class (the Investor Class) is for investors who buy directly from us and the other (the Advisor Class) is for investors who buy through financial intermediaries. We've introduced the Advisor Class to be able to compensate financial intermediaries for the additional services they provide.

These are examples of how we continue to work to provide information and services that are useful and convenient to investors in our funds. Thank you for investing with us.

Sincerely,

/s/James E. Stowers, Jr.              /s/James E. Stowers III
James E. Stowers, Jr.                 James E. Stowers III
Chairman of the Board and Founder     President and Chief Executive Officer


2    Our Message to You                             American Century Investments


                                PERIOD OVERVIEW

INTERNATIONAL ECONOMIC ENVIRONMENT

One of the most important aspects of the year ended November 30, 1996, was that no political, economic or currency crises had a global effect. In this relatively stable environment, the funds' management teams could devote their attention to the basics of global investment analysis such as a strengthening U.S. dollar, falling European interest rates and their effect on company earnings.

The dollar gained considerable strength against other major currencies: it rose approximately 6% against the German mark and almost 13% against the Japanese yen. The dollar's value increased primarily because interest rates remained high in the U.S. relative to other countries, making U.S. investments more attractive, and because of a general perception that the U.S. was no longer pursuing a weak dollar policy to stimulate U.S. exports. Foreign stock returns for U.S. investors were reduced significantly when weaker foreign currencies were converted into (and bought fewer) U.S. dollars (See our foreign exchange explanation on page 36).

The central banks of several European nations, reacting to weak economic growth and high unemployment levels, cut their interest rates significantly to stimulate their economies. Economic restructuring and downsizing of corporations, as we've seen in the U.S., began to take hold as well. As a result, the economies of many European nations appear to be in the early stages of recovery.

Eastern Europe showed signs of a strong recovery after a lengthy transition period, during which countries in this region lost as much as 50% of their economic worth. In Poland, real annual economic growth was measured at approximately 5%.

Japan's economy slowed during the period, despite low inflation and low interest rates. Some Southeast Asian countries experienced moderate slowdowns in exports, as a strengthening dollar made their products, particularly in the technology sector, more expensive on world markets.

INTERNATIONAL STOCK MARKET ENVIRONMENT

Global stock markets as a whole posted solid performance for the period, but underperformed the excellent returns of the U.S. stock market. The Morgan Stanley Europe, Asia and Far East Index (EAFE(R)) had an 11.76% one-year total return in U.S. dollar terms, while the U.S. stock market, as measured by the S&P 500, had a total return of 27.87%.

The difference between the performance of EAFE(R) and the S&P 500 can be explained by two primary factors. The U.S. market posted a strong rally during the period; EAFE(R) contains no U.S. stocks. Also, EAFE(R)'s largest country weightings are in Japan and the United Kingdom. Both the large-cap Japanese market and the U.K. market enjoyed moderate gains but, when translated into the strong U.S. dollar, the net returns for U.S. investors were virtually flat.

Other component markets of EAFE(R) had mixed performances, with some of the best gains coming from Northern Europe -- particularly the Netherlands, France, Germany, Ireland and Scandinavia -- and Hong Kong. Southern European nations, such as Italy and Spain, had weaker showings.

Among foreign stocks not represented by EAFE(R), the most significant developments occurred in the small-capitalization indices of Europe and Japan. Particularly in Northern Europe, smaller companies benefited from the first signs of economic strength and, as a result, significantly outperformed many larger firms. Japan's smaller-capitalization stocks, on the other hand, declined substantially in the second half of the period.

Emerging markets had inconsistent results. Many eastern European nations, particularly Poland, Hungary and the Czech Republic, posted very strong gains. Hong Kong's Hang Seng Index gained 40% for the year in local currency terms. Southeast Asia's markets were mixed, with gains in Malaysia but losses in Thailand. Stocks in Mexico and Brazil strengthened after shaking off the collapse of the Mexican peso in 1994.


Annual Report                                               Period Overview    3

                              INTERNATIONAL GROWTH

AVERAGE ANNUAL RETURNS(1) (AS OF NOVEMBER 30, 1996)
                                    6 MONTHS(2)  1 YEAR       3 YEARS       5 YEARS       LIFE OF FUND
INVESTOR CLASS(3) (INCEPTION 5/9/91)
INTERNATIONAL GROWTH                 5.82%      16.35%        9.77%         13.51%          12.97%
   MSCI EAFE(R)Index(4)              3.36%      11.76%       11.35%          9.53%           8.16%
   S&P 500(4)                       14.41%      27.87%       20.99%         18.21%          16.14%
   Average International Fund(5)     3.75%      14.53%       10.08%         11.10%           9.63%
   Fund's Ranking Among
    International Funds(6)             --     109 of 321    79 of 148      15 of 71        10 of 62

ADVISOR CLASS(3) (INCEPTION 10/2/96)
   INTERNATIONAL GROWTH.........................................................            3.69%(2)
   MSCI EAFE(R) Index(4)........................................................            2.91%(2)
   S&P 500(4)...................................................................            9.08%(2)

(1)  Returns are defined in the Glossary on page 37.
(2)  Not annualized.
(3)  See page 35 for share class descriptions and associated fee structures.
(4) See page 36 for more information about these comparative performance indices.
(5) According to Lipper Analytical Services, Inc. See page 36 for more information on Lipper.
(6) Rankings determined by Lipper based on average annual total returns for funds in the "International Funds" category for the periods indicated.

[line graph]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/96

S&P 500
$22,977

International Growth
$19,697

MSCI EAFE(R) Index
$15,493

$10,000 investment made 5/9/91

                     International
                        Growth              S&P 500          MSCI EAFE(R) Index
DATE                 Account Value       Account Value         Account Value

5/9/91 (INCEP)        $10,000             $10,000              $10,000
6/30/91                $9,784              $9,769               $9,362
9/30/91               $10,431             $10,291              $10,165
12/31/91              $11,014             $11,147              $10,335
3/31/92               $11,642             $10,867               $9,109
6/30/92               $12,349             $11,074               $9,301
9/30/92               $11,839             $11,423               $9,441
12/31/92              $11,547             $11,995               $9,077
3/31/93               $12,542             $12,518              $10,165
6/30/93               $13,069             $12,577              $11,188
9/30/93               $13,922             $12,901              $11,930
12/31/93              $16,472             $13,199              $12,033
3/31/94               $15,873             $12,703              $12,453
6/30/94               $16,087             $12,757              $13,090
9/30/94               $16,665             $13,380              $13,102
12/31/94              $15,689             $13,378              $12,969
3/31/95               $15,170             $14,677              $13,210
6/30/95               $16,049             $16,073              $13,306
9/30/95               $16,906             $17,347              $13,861
12/31/95              $17,554             $18,388              $14,422
3/31/96               $17,960             $19,374              $14,839
6/30/96               $18,817             $20,239              $15,074
9/30/96               $18,862             $20,861              $15,055
11/30/96              $19,697             $22,977              $15,493

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data quoted is for Investor Class only; performance for other classes will vary due to differences in fee structures (see Average Annual Returns table above).


PORTFOLIO AT A GLANCE
                                        11/30/96          11/30/95
Number of Companies                        101               96
Portfolio Turnover                        158%              169%
Expense Ratio (for Investor Class)*       1.65%             1.77%

See Glossary on page 37.
*See page 35 for share class descriptions and associated fee structures.


4    International Growth                           American Century Investments


                              INTERNATIONAL GROWTH

MANAGEMENT Q & A

An interview with Ted Tyson, lead manager of the International Growth investment team.

How did International Growth perform for the the year ended November 30, 1996?

The fund outperformed both its benchmark index and the average return for funds in its Lipper category. The total return for the fund's Investor Class shares for the period was 16.35%, compared with an 11.76% total return for EAFE(R) and a 14.53% average total return for the 321 funds in the Lipper international funds category.

Why did the fund outperform its benchmark and the Lipper average for the period?

Three factors boosted the fund's relative performance. International Growth had a low exposure to underperforming southeast Asian companies in which many international funds invested. Companies located in countries with slowing economies, such as Indonesia, Thailand and South Korea, didn't produce the accelerating earnings we seek. Second, in Europe our stock selection system led us to some of the strongest peforming sectors among large capitalization stocks -- automotive and pharmaceutical -- and kept us out of many markets where growth has stalled, such as Italy and Spain. Third, the fund's weighting in Japan decreased during the second half of the fund's fiscal year. About one-fifth of the fund's holdings were in Japan at November 30, while about one-third of EAFE(R) was comprised of Japanese securities at that time. While EAFE(R)'s Japanese holdings posted a -4.45% total return for the period, the return for the fund's Japanese holdings was virtually flat.

Why did the fund's Japanese holdings outperform EAFE(R)'s?

In spite of generally lackluster market conditions in Japan, we could still find accelerating earnings in pharmaceutical, automotive and selected high technology companies. Those three sectors outperformed the overall Japanese market and our stock selection system led us to some of the best performing companies within those sectors. Drug manufacturer Sankyo Co. Ltd. is one such company. Its newest drug, Noscal, increases the ability of diabetics to absorb insulin. At this date, it is the only drug of its kind and is expected to be in use worldwide within

INTERNATIONAL GROWTH FISCAL YEAR-BY-YEAR RETURNS
(Periods ended November 30)

Year International Growth              EAFE(R)
1991                4.51%             -1.73%
1992                8.74%             -8.11%
1993               31.04%             24.27%
1994                7.28%             14.84%
1995                5.93%              7.57%
1996               16.35%             11.76%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception.
*Return from 5/9/91 inception date to 11/30/91.


Annual Report                                          International Growth    5



a year. In the automotive industry, we invested in Toyota Motor Corp. because of the company's turnaround in the past two years. The company is benefiting from a weakened yen, making its products more affordable abroad, and from its successful introduction of sport utility models in the U.S.

What other holdings had a strong positive impact on the fund?

The stocks of German auto makers were strong contributors to performance. Volkswagen and Daimler-Benz, both of which we added during the last six months of the period, underwent significant restructurings to lower costs. Volkswagen improved results by simplifying a diverse and expensive production system while Daimler-Benz spent large sums over the past four years developing new models. Those investments started to pay off during the period. In financial services, we found significant growth in HSBC Holdings, a bank holding company with market-leading banks in Hong Kong, Shanghai, London and New York. HSBC and Citicorp are the biggest players in consumer banking in Asia and are enjoying explosive growth in that highly profitable business.

Where have the disappointments been?

The fund did not participate in strong rallies in Latin America because, other than Telebras in Brazil, we did not find companies with accelerating earnings. These markets are pricing in a prospective recovery but until company earnings show proof of such a recovery, we will not be making additional investments. Telebras, the Brazilian equivalent of AT&T, has benefited from a rate restructuring and moves toward privatization. Its shares were up 58% for the period.

How did the fund's  holdings  change  during the last six months of the  period?
Why?

The biggest change was cutting our Japanese position from 30% to 20%. A year ago, a strong yen made Japanese exports expensive, forcing companies into a restructuring mode to reduce production costs. This was difficult in a culture that favors consensus decision making and lifetime employment. But we expected it would result in improved profitability and earnings. The yen has since weakened, thereby reducing the pressure on management to restructure. As a result, we revised our earnings projections downward. Money freed up from Japanese investments was redeployed in established companies in the United Kingdom and Germany, where earnings growth improved strongly, partly due to economic conditions and partly due to corporate restructurings.

TOP TEN HOLDINGS                     % of fund investments
                                      As of        As of
                                    11/30/96      5/31/96
Sandoz                                4.7%         3.5%
Sankyo                                3.1%         1.8%
HSBC Holdings                         2.5%          --
Volkswagen                            2.5%          --
Renaissance Energy                    2.3%         1.6%
Daimler-Benz                          2.3%          --
TELUS                                 2.2%         1.0%
Telebras ADR                          2.2%         1.9%
Cap Gemini Sogeti                     2.1%         1.2%
Talisman Energy                       2.1%          --


TOP FIVE INDUSTRIES                   % of fund investments
                                      As of        As of
                                    11/30/96      5/31/96
Financial Services                     10%          9%
Telecommunications                     9%           6%
Autos & Auto Parts                     9%           3%
Energy-Exploration & Production        7%           2%
Pharmaceuticals                        5%           7%


6    International Growth                           American Century Investments


                              INTERNATIONAL GROWTH

Why are you less interested in other European countries?

We have seen declining interest rates in Europe for some time but have not seen the economic recovery that usually follows, except in Great Britain and Scandinavia. Many European countries are making drastic cuts in government spending in order to meet a January 1, 1999 deadline for creating a common European currency. The countries must reduce their budget deficits to less than 3% of gross national product to participate in the European Monetary Union. So while private industry benefited from lower interest rates, public spending cutbacks prolonged a low growth environment.

Great Britain did not face this budget-cutting pressure because it left the European Monetary System (EMS) more than two years ago. The EMS coordinates European monetary policy and the establishment of the new currency.

You spend a lot of time on the road researching companies for the fund. Where have your travels taken you and with what results?

I went to the former Soviet republics of Kazakhstan and Azerbaijan to talk to several major oil companies about the status of developing the enormous oil fields in these countries. And I traveled to Beijing to talk to U.S. and Japanese executives in the steel and power industries about growth prospects in China.

These visits may not have a direct effect on our investments today but are part of an ongoing effort to get a broader sense of economic developments in the world. For example, the question of whether China will grow at 10% or 2% annually over the next 10 years is of major importance because it is such an enormous country. Its growth affects everything from the cost of bread globally to rates of inflation around the world. Similarly, what European countries pay for energy will be greatly influenced by developments in the former Soviet republics.

INTERNATIONAL GROWTH INVESTMENTS BY COUNTRY

                  11/30/96         5/31/96
Japan                20%             30%
U.K.                 13%             5%
Canada               13%             10%
Switzerland          9%              9%
Germany              9%              6%
France               5%              8%
Hong Kong            4%              1%
Netherlands          4%              4%
Other*               23%             27%

*No other country represented more than 4% of the fund as of 11/30/96.


Annual Report                                          International Growth    7


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

COMMON STOCKS

ARGENTINA--1.4%
    238,500   Banco de Galicia ADR                           $      5,306,625
                (banking)
    600,000   YPF Sociedad Anonima ADR                             13,950,000
                (oil and gas)                                      ----------
                                                                   19,256,625
                                                                   ----------
AUSTRALIA--3.3%
  2,130,000   Crown Casino(1)                                       4,889,072
                (casino/hotel)
  3,697,000   Email                                                10,592,289
                (consumer products manufacturer)
  3,179,000   Santos                                               12,937,735
                (oil & gas exploration and production)
  4,831,081   Southcorp Holdings                                   15,886,324
                (packaging, wines, and appliances)                 ----------
                                                                   44,305,420
                                                                   ----------
BELGIUM--1.3%
    288,900   Delhaize-Le Lion                                     16,951,230
                (retail supermarkets)                              ----------

BERMUDA--0.2%
    100,000   Central European Media
                 Enterprises ADR(1)                                 2,800,000
                (television broadcasting)                          ----------

CANADA--13.0%
    495,000   Bank of Nova Scotia, The                             17,185,335
                (banking)
  1,650,000   Canadian 88 Energy(1)                                 7,336,322
                (oil & gas exploration and production)
    501,700   Hollinger                                             4,777,387
                (international newspaper)
    420,000   Imasco                                               10,395,346
                (consumer products)
  2,600,000   Meridian Gold (Installment Receipts)                  5,972,804
                (Acquired 7-24-96, Cost $4,740,546)(1)(2)
                (gold exploration and production)
  1,026,000   QLT Phototherapeutics(1)                             19,806,069
                (biotechnology)
    250,000   Quebecor Printing                                     4,557,412
                (commercial printing)

Shares                                                               Value
-------------------------------------------------------------------------------

    892,300   Renaissance Energy(1)                            $   31,309,352
                (oil & gas exploration and production)
    932,400   Rigel Energy(1)                                      10,226,033
                (oil & gas exploration and production)
    850,000   Talisman Energy(1)                                   28,659,824
                (oil & gas exploration and production)
    370,000   Tarragon Oil and Gas(1)                               3,989,403
                (oil & gas exploration and production)
  1,880,000   TELUS                                                29,743,970
                (telecommunications)                              -----------
                                                                  173,959,257
                                                                  -----------
COLOMBIA--0.3%
    340,000   Banco de Bogota                                       2,017,723
                (banking)
    500,000   Bavaria                                               2,006,659
                (brewery)                                           ---------
                                                                    4,024,382
                                                                    ---------
FINLAND--0.4%
     70,000   Sampo Insurance A                                     5,093,430
                (insurance)                                         ---------

FRANCE--5.0%
     90,540   BIS                                                   9,122,985
                (temporary employment agency)
    239,000   Banque Nationale de Paris                             9,504,890
                (banking)
    605,200   Cap Gemini Sogeti(1)                                 28,708,568
                (computer consulting services)
     60,200   Pathe(1)                                             14,042,427
                (broadcast media)
     98,000   Sidel Groupe                                          6,239,592
                (industrial machinery manufacturer)                ----------
                                                                   67,618,462
                                                                   ----------
GERMANY--8.3%
     22,000   Bayerische Motoren Werke
                 Aktiengesellschaft                                14,261,378
                (automobile manufacturer)
    473,000   Daimler-Benz(1)                                      30,892,620
                (automobile manufacturer)
    291,600   Deutsche Pfandbrief-und
                 Hypothekenbank                                    12,699,199
                (mortgage banking)

See Notes to Financial Statements

8    International Growth                           American Century Investments


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

     31,300   Henkel KGaA(1)                                 $      1,526,333
                (chemical products, household cleaners)
    155,000   IVG Holding                                           5,240,572
                (property management)
     30,000   SCHMALBACH LUBECA
                Aktiengesellschaft(1)                               6,602,731
                (packaging and container manufacturer)
     54,000   SGL Carbon                                            6,635,891
                (graphite products)
     84,000   Volkswagen                                           33,671,001
                (automobile manufacturer)                         -----------
                                                                  111,529,725
                                                                  -----------
HONG KONG--4.4%
    202,000   Asia Satellite Telecommunications
                Holdings ADR(1)                                     5,125,750
                (satellite telecommunications)
  4,046,893   CDL Hotels International                              2,080,496
                (hotels)
  1,541,000   Citic Pacific                                         8,031,855
                (diversified operations)
  3,317,000   Henderson China Holding                               8,322,530
                (real estate development)
  1,620,515   HSBC Holdings                                        33,743,264
                (financial services)
    518,000   Television Broadcasts                                 1,989,731
                (broadcast media)                                  ----------
                                                                   59,293,626
                                                                   ----------
IRELAND--0.4%
    998,792   Independent Newspapers                                5,207,901
                (international newspaper publisher)                ----------

ITALY--2.2%
  1,069,000   Arnoldo Mondadori Editore                             8,976,613
                (publishing and printing)
  2,781,000   Parmalat Finanziaria                                  4,358,546
                (dairy production)
  1,200,000   Saipem                                                5,551,065
                (oil field machinery and equipment)
  4,295,000   Telecom Italia Mobile                                10,104,148
                (mobile telephone services)                        ----------
                                                                   28,990,372
                                                                   ----------

Shares                                                               Value
-------------------------------------------------------------------------------

JAPAN--19.7%
    228,000   Acom                                            $    10,014,495
                (consumer finance)
    213,000   Advantest                                             9,093,688
                (electronic measuring instruments)
    480,000   Bridgestone                                           8,854,922
                (tire and rubber manufacturer)
    848,000   Canon                                                17,878,508
                (office automation and equipment)
  1,330,000   Fuji Heavy Industries                                 6,133,878
                (transportation equipment)
    400,000   Hoya                                                 15,004,173
                (glass manufacturer, electronic
                components)
  1,100,000   Japan Synthetic Rubber                                7,324,636
                (synthetic rubber producer and
                chemicals)
    730,000   Kokuyo                                               19,045,988
                (paper products, office equipment
                and furniture)
  1,518,000   Mitsubishi Heavy Industries                          12,401,634
                (heavy machinery manufacturing)
  1,254,000   Nikon                                                15,312,162
                (diversified operations)
  1,375,000   Nippon Kayaku                                         9,349,058
                (pharmaceuticals and chemical
                products)
    144,000   Promise                                               7,210,436
                (consumer finance)
    780,000   Sanden                                                5,947,556
                (automobile air-conditioners)
  1,533,000   Sankyo                                               41,073,923
                (pharmaceutical manufacturer)
    808,000   Sharp                                                12,634,427
                (consumer electronics)
    265,000   Sony                                                 16,970,615
                (electronic equipment manufacturer)
     54,000   Takefuji(1)                                           4,032,152
                (consumer finance)
  1,150,000   Terumo                                               15,153,512
                (medical supplies manufacturer)
    533,000   Toyota Motor                                         14,561,690
                (automobile manufacturer)

See Notes to Financial Statements

Annual Report                                          International Growth    9


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

    450,000   Uni-Charm                                       $    10,870,997
                (household products)
    235,000   Yamaha                                                4,066,851
                (musical instruments, stereo equipment)           -----------
                                                                  262,935,301
                                                                  -----------
MEXICO--0.1%
     35,600   Kimberly-Clark de Mexico A                              691,026
                (paper products)                                  -----------

NETHERLANDS--4.4%
    102,000   Akzo Nobel                                           13,527,898
                (chemical products manufacturer)
    132,936   Stad Rotterdam                                        5,237,643
                (insurance)
    800,000   New Holland ADR (1)                                  16,100,000
                (farm machinery manufacturer)
    389,900   Stork                                                12,944,707
                (machinery and equipment
                manufacturer)
    518,000   Verenigd Bezit VNU                                   10,564,691
                (publishing)                                       ----------
                                                                   58,374,939
                                                                   ----------
NORWAY--0.8%
    400,000   Smedvig A                                             8,403,754
                (offshore drilling and oil services)
    100,000   Smedvig B(1)                                          1,992,001
                (offshore drilling and oil services)               ----------
                                                                   10,395,755
                                                                   ----------
PORTUGAL--0.8%
    390,000   Portugal Telecom ADR                                 10,335,000
                (telecommunications services)                      ----------

SOUTH AFRICA--1.2%
    611,367   South African Breweries                              15,408,437
                (Acquired 10-4-96 through                          ----------
                11-20-96, Cost $15,567,777)(2)
                (brewing and retailing)

SPAIN--2.4%
  1,034,000   Compania Telefonica de Espana                        22,649,904
                (telecommunications)

Shares                                                               Value
-------------------------------------------------------------------------------

     46,000   Compania Telefonica de Espana ADR              $      3,036,000
                (telecommunications)
    225,000   Grupo Cortefiel                                       6,854,994
                (retail apparel)                                   ----------
                                                                   32,540,898
                                                                   ----------
SWEDEN--0.6%
    500,000   Swedbank-Sparbanken Sverige A                         8,265,140
                (banking)                                          ----------

SWITZERLAND--8.8%
     34,500   Adecco                                                8,887,526
                (personnel and employment services)
      4,000   Compagnie Financiere Richemont                        5,903,550
                (tobacco and luxury goods)
    180,300   CS Holding (1)                                       19,180,116
                (banking)
     53,600   Sandoz                                               62,299,777
                (pharmaceuticals)
     33,800   Societe Suisse de Microelectronique
                et d' Horlogerie (SMH)                             21,586,598
                (watch manufacturer)                              -----------
                                                                  117,857,567
                                                                  -----------
THAILAND--0.2%
    280,000   Siam Commercial Bank                                  2,433,353
                (banking)                                         -----------

UNITED KINGDOM--12.6%
  1,104,091   BBA Group                                             6,460,721
                (diversified manufacturing)
    803,000   British Borneo Petroleum Syndicate                    8,614,560
                (oil & gas exploration and production)
  3,542,000   Cable & Wireless                                     28,349,955
                (telecommunications)
      9,537   Cadbury Schweppes                                        82,027
                (food & beverage)
  1,294,000   Cairn Energy(1)                                       7,680,789
                (oil & gas exploration and production)
  1,384,200   Granada Group                                        20,121,517
                (diversified services and media)
  3,757,000   Ladbroke Group                                       12,950,661
                (hotels and gaming)
  2,000,000   MFI Furniture Group                                   6,490,590
                (furniture manufacturing and retailing)

See Notes to Financial Statements

10   International Growth                           American Century Investments


                            SCHEDULE OF INVESTMENTS
                              INTERNATIONAL GROWTH

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

  1,094,400   Misys                                           $    18,255,117
                (computer software)
  1,604,000   Royal Bank of Scotland Group, The                    14,132,940
                (banking)
  1,306,653   Siebe                                                20,861,816
                (diversified engineering)
  1,146,019   Stagecoach Holdings                                  12,198,106
                (public transportation)
  3,821,000   T & N                                                12,143,272
                (auto equipment manufacturer)                     -----------
                                                                  168,342,071
                                                                  -----------
TOTAL COMMON STOCKS--91.8%                                      1,226,609,917
   (Cost $1,091,634,635)                                        -------------


PREFERRED STOCKS

AUSTRALIA--0.2%
    990,095   Village Roadshow A                                    2,860,902
                (entertainment and media)

BRAZIL--2.2%
    385,000   Telebras ADR                                         29,163,750
                (telecommunications)

GERMANY--1.0%
    281,700   Henkel KGaA                                          14,030,052
                (chemical products, household cleaners)            ----------

TOTAL PREFERRED STOCKS--3.4%                                       46,054,704
   (Cost $32,304,900)                                              ----------

TEMPORARY CASH INVESTMENTS--4.8%
   Repurchase Agreement (Goldman Sachs & Co.),
      5.61%, due 12-2-96, collateralized by $55,540,000
      par value U.S. Treasury Bonds, 7.875%,
      due 2-15-21 (Delivery value $64,230,014)                     64,200,000
   (Cost $64,200,000)                                              ----------

TOTAL INVESTMENT SECURITIES--100.0%                             $1,336,864,621
   (Cost $1,188,139,535)                                        ==============

FORWARD FOREIGN CURRENCY CONTRACTS

     Contracts       Settlement                             Unrealized
      to Sell           Dates            Value                 Gain
------------------------------------------------------------------------
40,292,300 CHF        12-31-96      $  30,977,158         $   339,723
47,485,701 DEM        12-30-96         30,928,258             263,085
92,220,515 FRF        12-31-96         17,662,502             198,614
4,519,780,012 JPY     12-30-96         39,879,174             465,918
25,011,587 NLG        12-31-96         14,521,358             128,004
                                    -------------        ------------
                                     $133,968,450          $1,395,344
                                    =============        ============

(Value on Settlement Date $135,363,794)

NOTES TO SCHEDULE OF INVESTMENTS ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FRF = French Franc
JPY = Japanese Yen
NLG = Netherlands Guilder
(1)  Non-income producing.
(2) Securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of
     restricted  securities  at  November  30,  1996,  was  $21,381,241,   which
     represented 1.6% of the net assets of International Growth.


See Notes to Financial Statements

Annual Report                                          International Growth   11


                            INTERNATIONAL DISCOVERY

MANAGEMENT Q & A

An interview with Henrik Strabo, lead manager of the International Discovery investment team.

How did International Discovery perform for the year ended November 30, 1996?

The fund's performance was very strong. For the one-year period, its total return was 34.06%, compared with the 11.76% total return of EAFE(R), the fund's benchmark index of international stocks. Discovery's one-year total return through November 30 also placed it first among 12 international small company funds tracked by Lipper Analytical Services. The average one-year return for that category of funds was 16.93%.

What factors contributed to these strong results?

We found many of the fund's best-performing issues among smaller-sized companies in Western Europe. This was especially true in such countries as


                                                 6 MONTHS(1)    1 YEAR    LIFE OF FUND(2)

AVERAGE ANNUAL RETURNS(3) (as of November 30, 1996)
   International Discovery                           7.19%       34.06%       17.32%
   MSCI EAFE(R)Index(4)                              3.36%       11.76%        8.54%
   Average International Small Company Fund(5)       1.80%       16.93%        4.89%
   Fund Ranking Among International
      Small Company Funds(6)                            --      1 of 12       1 of 9

(1)  Not annualized.
(2)  The fund's inception date was 4/1/94.
(3)  Returns are defined in the Glossary on page 37.
(4)  See page 36 for more information about this comparative performance index.
(5) According to Lipper Analytical Services, Inc. See page 36 for more information on Lipper.
(6) Rankings determined by Lipper based on average annual total returns for funds in the "International Small Company Funds" category for the periods indicated.

[line graph]

GROWTH OF $10,000 OVER LIFE OF FUND

Value on 11/30/96

International Discovery
$12,283

MSCI EAFE(R) Index
$12,441

Lipper Int'l Small Co. Average
$11,402

$10,000 investment made 4/1/94

                     International       Lipper Int'l
                       Discovery       Small Co. Average     MSCI EAFE(R) Index
DATE                 Account Value       Account Value         Account Value

4/1/94 (INCEP)        $10,000              $10,000               $10,000
6/30/94               $10,760               $9,818               $10,511
9/30/94               $11,420               $9,974               $10,521
12/31/94              $10,760               $9,351               $10,414
3/31/95               $10,100               $8,938               $10,608
6/30/95               $11,020               $9,389               $10,685
9/30/95               $11,800              $10,005               $11,130
12/31/95              $11,825               $9,968               $11,581
3/31/96               $12,931              $10,679               $11,916
6/30/96               $14,479              $11,312               $12,104
9/30/96               $14,559              $11,081               $12,089
11/30/96              $15,283              $11,402               $12,441

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


PORTFOLIO AT A GLANCE
                                        11/30/96          11/30/95
Number of Companies                        183                97
Portfolio Turnover                         130%              168%
Expense Ratio (for Investor Class)*       1.88%             2.00%

See Glossary on page 37.


12   International Discovery                        American Century Investments


                            INTERNATIONAL DISCOVERY


Germany, the Netherlands, the United Kingdom and throughout Scandinavia. Growing economic problems in many European economies -- notably the massive underfunding of several of Europe's government pension systems, and the difficulty Europe faces in competing with stronger, faster-growing economies throughout the world -- have been leading to very significant and fundamental changes in Europe's capital markets. In Germany, for example, proposed legislation could allow companies to buy back their own shares for the first time. In addition, management stock option plans have been introduced across Europe. These changes were intended to inspire Europe's big businesses to become more shareholder-oriented and to take more ownership responsibility. Frequently, companies have also sought to make themselves more competitive by restructuring to cut costs and to focus more intently on product quality and market share. Although these changes didn't lead to significant improvements in overall European economic growth, many small, entrepreneurial-type companies discovered they had greater opportunities and more capital to work with.

What types of opportunities existed in smaller European firms?

Outsourcing, in particular, became a prevalent trend. For example, many European firms have had trouble preparing their computer systems for the changeover to a new millenium (many computers were not designed to accommodate dates beginning in `20'), as well as a single currency. Those companies turned to smaller information technology companies for help. We had great success with a Finnish information technology company called TT Tieto, which is involved with those activities.

As Europe's capital markets attempted to draw more interest from global investors, innovative financial services companies also grew quickly. One of our largest and best-performing positions, for example, was a German financial services company called Marschollek, Lautenschlaeger und Partner. We found an unusually large number of smaller European companies that appeared to protect shareholder interests and offer responsible management in addition to demonstrating sustainable earnings acceleration.

The fund also had relatively significant positions in Eastern Europe. Why?

Our positions in Eastern European companies on the whole performed very well. Eastern Europe adds a new dimension to the European investment markets because some countries in the region have completed their transition to democratic, more-capitalistic societies and are growing rapidly. In addition, countries such as Poland, Hungary and the Czech Republic offer large, inexpensive and (most important) well-educated workforces. Businesses there grew rapidly during the period as they attracted substantial foreign investment and developed close ties with Western European

[bar chart]

INTERNATIONAL DISCOVERY FISCAL YEAR-BY-YEAR RETURNS
(Periods ended November 30)

Year International Discovery           EAFE(R)
1994                7.80%*             3.49%*
1995                5.75%              7.57%
1996               34.06%             11.76%

This chart illustrates the historical year-by-year volatility of the fund's returns since its inception.

*Return from 4/1/94 inception date to 11/30/94.


Annual Report                                       International Discovery   13


                            INTERNATIONAL DISCOVERY


companies. And yet we were able to purchase shares of fast-growing companies at what we thought were extremely attractive valuations. We held companies in several types of businesses, including pharmaceuticals, communication, construction and financials. This diversity underscores the array of opportunities now available in the region.

What holdings outside of the major markets contributed to the fund's gains?

The fund's largest single market weighting outside of Europe and Japan was in Hong Kong. We were very attracted to firms trading in Hong Kong that are either based in China or do a large amount of business in China. The growth of the Chinese economy is reaccelerating, with inflation falling faster than expected, and the country's local markets soared during the period. We found several companies that allowed us to participate in the growth of China while enjoying the liquidity and shareholder protections offered by the relatively advanced Hong Kong Stock Exchange. Some of these holdings, such as Shanghai Industrial, performed extremely well.

What factors hurt fund performance during the period?

Although the fund's overall performance was very good, there were a few factors that kept it from even higher gains. The fund's smaller-sized Japanese holdings fell sharply when Japan's over-the-counter (small-capitalization) market suffered a serious decline in the last half of the period.

What was the fund's position in emerging markets?

International Discovery's total investments in emerging markets was about 24% as of November 30. A large percentage of this stake was in Hong Kong. Eastern European companies were also significantly represented. Otherwise, our emerging market positions were scattered and were not major factors in fund performance.

What is your outlook for the coming period?

There are several developments that we are watching closely. The most important of these is the coming absorption of Hong Kong into China in 1997. We believe that China's massive and fast-growing economy and Hong Kong's sophisticated market system could be a powerful combination. Although we recognize the possible risks, we will continue to search out companies with the same potential as Shanghai Industrial, mentioned earlier.

The success of smaller, entrepreneurial-type businesses in Europe during the past


TOP TEN HOLDINGS                  % of fund investments
                                     As of        As of
                                    11/30/96      5/31/96
Marschollek, Lautenschlaeger
 und Partner                          2.4%         2.4%
Esselte B                             2.2%         2.0%
Internatio-Muller                     2.2%          --
Getinge Industrier B                  2.1%         2.8%
Newcourt Credit                       1.9%         1.9%
Reinsurance Australia                 1.9%          --
Huhtamaki I                           1.6%          --
Porsche                               1.6%          --
Sociedad Quimica Y Minera
 de Chile ADR                         1.5%         1.6%
Havas Advertising                     1.5%         2.3%


TOP FIVE INDUSTRIES                % of fund investments
                                     As of        As of
                                    11/30/96      5/31/96
Financial Services                     10%          10%
Computer Software & Services           7%           5%
Business Services                      6%           4%
Pharmaceuticals                        5%           5%
Retail (Miscellaneous)                 5%           3%


14   International Discovery                        American Century Investments


                            INTERNATIONAL DISCOVERY

year should, we think, continue well into the future. Europe's businesses cannot be competitive unless they embrace improvements that specifically benefit investors, as recent changes have done.

We are also investigating opportunities in South America, particularly in Brazil and Mexico. We were cautious in entering these markets because their generally high political risk and recent history of currency problems and economic instability brought the sustainability of earnings growth into question. However, these countries seem to be recovering and we do not wish to miss the gains now possible in these markets.


[bar chart]

INTERNATIONAL DISCOVERY INVESTMENTS BY COUNTRY

                  11/30/96         5/31/96
U.K.                 14%              8%
Netherlands          13%              7%
Sweden                8%              9%
Germany               7%              5%
Japan                 7%             13%
Hong Kong             6%              4%
Finland               5%              4%
France                3%              6%
Other*               37%             44%

*No other country represented more than 3% of the fund as of 11/30/96.


Annual Report                                       International Discovery   15




                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

COMMON STOCKS, RIGHTS & WARRANTS

ARGENTINA--0.5%
     40,000   Siderar Sociedad Anomina, Industrial
                Y Commercial A(1)                             $       108,445
                (steel manufacturer)
  1,000,000   Siderca (S.A.I.C.) A                                  1,640,681
                (steel and iron manufacturing)                      ---------
                                                                    1,749,126
                                                                    ---------
AUSTRALIA--3.2%
    300,000   Bank of Melbourne                                     2,192,781
                (banking)
  2,100,000   Davids                                                2,871,616
                (retail and wholesale products)
  2,000,000   Reinsurance Australia                                 7,162,760
                (insurance)                                        ----------
                                                                   12,227,157
                                                                   ----------
AUSTRIA--0.5%
     16,000   Wolford                                               1,896,614
                (textiles and apparel)                             ----------

BELGIUM--0.2%
     40,000   Lernout & Hauspie Speech
                Products ADR(1)                                       785,000
                (speech technology)                                 ---------

BRAZIL--0.1%
     27,000   TV Filme ADR(1)                                         362,812
                (subscription television systems)                   ---------

CANADA--3.2%
     90,000   Mackenzie Financial                                   1,217,163
                (investment management)
    200,000   Newcourt Credit                                       7,277,039
                (Acquired 12-4-95 through
                5-28-96, Cost $3,480,944)(2)
                (financial services)
    150,000   Royal Plastics Group(1)                               2,667,753
                (building products manufacturer)
     49,000   Transat(1)                                              989,477
                (commercial air charter service)                   ----------
                                                                   12,151,432
                                                                   ----------

Shares                                                               Value
-------------------------------------------------------------------------------

CHILE--1.6%
     27,000   Banco BHIF ADR(1)                               $       455,625
                (banking)
    110,000   Sociedad Quimica Y Minera de
                Chile ADR                                           5,720,000
                (fertilizers)                                       ---------
                                                                    6,175,625
                                                                    ---------
COLOMBIA--0.2%
    101,000   Compania Colombiana de Tobaco                           304,771
                (tobacco)
     36,000   Compania Nacional de Chocolates                         300,944
                (confectionary)
     17,000   Compania Suramericana de Seguros                        316,338
                (insurance)                                         ---------
                                                                      922,053
                                                                    ---------
DENMARK--2.9%
     27,000   Christian Hansen Holding B                            3,594,353
                (food additives producer)
      9,000   Falck                                                 2,426,760
                (safety and security services)
     18,000   Inwear Group(1)                                         815,025
                (clothing designer)
    150,000   ISS-International Service System B                    4,146,352
                (cleaning and maintenance services)                ----------
                                                                   10,982,490
                                                                   ----------
EGYPT--0.4%
     37,900   Eastern(1)                                              654,938
                (tobacco)
     36,995   Tourah Portland Cement(1)                               783,481
                (cement)                                           ----------
                                                                    1,438,419
                                                                   ----------
FINLAND--4.8%
    140,000   Huhtamaki I                                           6,027,727
                (confectionary and foods)
     40,000   KCI Konecranes                                        1,231,379
                (Acquired 3-19-96 through
                7-12-96, Cost $590,009)(1)(2)
                (capital goods)
    600,000   Tampella(1)                                           1,640,403
                (diversified industrial company)

See Notes to Financial Statements


16   International Discovery                     American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

    700,000   Tamro                                            $    5,003,014
                (Acquired 5-15-96 through
                11-20-96, Cost $4,187,106)(2)
                (pharmaceuticals distribution)
     55,000   TT Tieto                                              4,238,784
                (information technology)                           ----------
                                                                   18,141,307
                                                                   ----------
FRANCE--3.2%
      7,000   Altran Technologies                                   2,260,547
                (engineering consulting)
    207,800   Bouygues Offshore ADR(1)                              2,441,650
                (oil & gas exploration and production)
      8,200   Cipe France                                             961,081
                (security systems)
     51,238   Havas Advertising                                     5,682,063
                (advertising)
      5,970   Infogrames Entertainment(1)                             521,647
                (interactive television,                            ---------
                computer games)
                                                                   11,866,988
                                                                   ----------
GERMANY--1.5%
     50,000   Hornbach Baumarkt Aktiengesellschaft                  1,544,213
                (home improvement retailer)
    230,000   Pfeiffer Vacuum Technology ADR(1)                     3,910,000
                (pump and vacuum manufacturer)                      ---------
                                                                    5,454,213
                                                                    ---------
HONG KONG--5.8%
  1,000,000   Dickson Concepts International                        3,673,047
                (watch, writing instrument
                and jewelry retailer)
  9,000,000   First Signs International Holdings                    2,997,284
                (wholesale distributor of knitwear)
  5,500,000   Guangzhou Investment                                  2,133,988
                (property development)
    200,000   Johnson Electric Holdings                               505,691
                (electric products)
  1,000,000   Li & Fung                                               931,195
                (trading)
  2,900,000   Peregrine Investment Holdings                         5,363,425
                (finance and brokerage)
  3,500,000   Qingling Motors H                                     1,493,792
                (truck production and sales)

Shares                                                               Value
-------------------------------------------------------------------------------

  1,500,000   Shanghai Industrial Holdings                     $    4,879,074
                (Acquired 5-23-96 through                           ---------
                11-25-96, Cost $2,608,311)(1)(2)
                (holding company)
                                                                   21,977,496
                                                                   ----------
HUNGARY--0.7%
     40,000   Danubius Hotels(1)                                      877,403
                (hotel and spa resorts)
     50,000   OTP Bank                                                852,505
                (banking)
     25,000   Pannonplast Industries                                  780,019
                (chemicals and plastics manufacturer)               ---------
                                                                    2,509,927
                                                                    ---------
INDIA--1.0%
     80,000   Gujarat Ambuja Cements                                  484,295
                (cement)
     25,000   Indian Hotels                                           451,402
                (hotels)
    140,000   Larsen & Toubro                                         839,483
                (engineering equipment)
     98,000   Mahindra & Mahindra                                     784,066
                (vehicle manufacturer)
    600,000   Oriental Bank of Commerce                             1,232,014
                (banking)                                           ---------
                                                                    3,791,260
                                                                    ---------
INDONESIA--1.1%
    900,000   Bank Indonesia Raya (Bira)                            1,103,411
                (banking)
  1,350,000   Ciputra Development                                   1,151,386
                (real estate developer)
    665,000   Darya Varia Laboratories                              1,042,164
                (pharmaceuticals)
    900,000   Matahari Putra Prima                                  1,017,058
                (department stores)                                 ---------
                                                                    4,314,019
                                                                    ---------
IRELAND--0.6%
    210,000   Arnott                                                1,395,219
                (department stores)
    600,000   Heiton Holdings                                         973,878
                (building materials merchandising)                  ---------
                                                                    2,369,097
                                                                    ---------
See Notes to Financial Statements

Annual Report                                       International Discovery   17


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

ISRAEL--2.8%
     97,600   Laser Industries ADR(1)                          $    1,262,700
                (surgical laser systems)
     80,000   Memco Software ADR(1)                                 1,540,000
                (security software)
     71,000   NICE-Systems ADR(1)                                   1,278,000
                (digital recording products)
     90,000   Orckit Communications ADR(1)                          1,023,750
                (digital subscriber line systems)
    360,000   Oshap Technologies ADR(1)                             1,440,000
                (computer software)
    193,500   Technomatix Technologies ADR(1)                       4,184,438
                (CAD/CAM computer software)                        ----------
                                                                   10,728,888
                                                                   ----------
ITALY--0.6%
    900,000   Banca Fideuram                                        2,203,400
                (banking)                                          ----------

JAPAN--7.0%
     30,000   Aeon Credit Service                                   1,705,100
                (credit card services)
     35,000   Aim Services                                            788,641
                (restaurants and cafeterias, catering)
     70,000   Art Life                                                830,149
                (restaurant, hospitality businesses)
    210,000   Canon Copyer Sales                                    2,195,283
                (office equipment retailer)
     16,000   Create Medic                                            203,804
                (disposable medical supplies)
     60,000   Kansai Kosaido                                          785,347
                (publishing, printing)
    105,000   Kanto Biomedical Laboratory                           1,752,537
                (clinical testing)
     60,000   King Jim                                              1,270,260
                (office supplies)
     40,000   Laox                                                    614,925
                (household electric appliance retailer)
     80,000   Matsumotokiyoshi                                      2,712,698
                (supermarket and home
                center operator)
     60,000   Ministop                                              1,570,694
                (convenience stores)
     90,000   Misumi                                                2,016,076
                (industrial parts supplier)

Shares                                                               Value
-------------------------------------------------------------------------------

     47,000   Nihon Jumbo                                      $    1,630,869
                (film processing)
     42,000   Nippon Kanzai                                         1,092,107
                (building maintenance)
     50,000   Nissin                                                1,396,758
                (consumer finance)
     20,000   Noritsu Koki                                          1,062,942
                (photo equipment and supplies)
     46,000   Okabe                                                   396,012
                (building materials)
    120,000   Royal                                                 2,266,438
                (restaurant chain operator)
    100,000   Sodick(1)                                               922,388
                (machine tools)
     18,000   Tiemco                                                1,215,970
                (fishing goods retailer)                           ----------
                                                                   26,428,998
                                                                   ----------
MALAYSIA--2.5%
    450,000   Chemical Company of Malaysia                          1,326,672
                (chemical manufacturer)
    533,333   KFC Holdings (Malaysia)                               2,363,803
                (fast food retailer)
    900,000   MBM Resources                                         2,154,729
                (auto parts)
    555,000   Metacorp                                              1,713,098
                (road construction and operation)
  1,000,000   United Merchant Group                                 1,780,768
                (financial services)                                ---------
                                                                    9,339,070
                                                                    ---------
MEXICO--0.5%
    300,000   Acer Computec Latino America(1)                       1,092,810
                (personal computers and software)
    400,000   Organizacion Soriana B                                  790,624
                (retail department stores)                          ---------
                                                                    1,883,434
                                                                    ---------
NETHERLANDS--12.8%
     50,000   Ahrend Groep                                          2,578,365
                (office furniture manufacturer)
    115,000   Cap Gemini                                            3,384,901
                (computer software)
     55,000   Ceteco Holding                                        3,100,701
                (household appliance retailer)

See Notes to Financial Statements


18   International Discovery                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

     43,000   Goudsmit                                         $    3,811,924
                (diversified company)
    101,000   IHC Caland                                            5,653,051
                (engineering construction)
    330,000   Internatio-Muller                                     8,240,918
                (engineering and R&D services)
    204,976   Kempen                                                4,097,382
                (investment banking)
    115,000   Koninklijke Van Ommeren                               4,997,393
                (tank storage)
    180,000   LCI Computer Group(1)                                 1,632,192
                (integrated systems)
     28,000   Nagron Nationaal Grondbezit                           2,576,279
                (construction and property
                development)
     80,000   Ordina Beheer(1)                                      3,708,210
                (information systems)
     50,000   Samas-Groep                                           1,996,060
                (office furniture and supplies)
     60,000   Schuttersveld Holding                                 2,412,654
                (diversified manufacturer)                         ----------
                                                                   48,190,030
                                                                   ----------
NORWAY--2.8%
    140,000   Merkantildata                                         2,614,501
                (information technology)
    144,900   Nordlandsbanken                                       3,010,435
                (banking)
     45,000   Tandberg(1)                                           1,218,544
                (digital decoding)
    240,000   Tomra Systems                                         3,548,252
                (beverage recycling machines)                      ----------
                                                                   10,391,732
                                                                   ----------
PHILIPPINES--0.9%
  2,500,000   Bankard(1)                                              760,861
                (credit card financing)
    560,000   Security Bank(1)                                        958,685
                (banking services)
 14,840,000   Southeast Asia Cement(1)                              1,580,766
                (cement)                                            ---------
                                                                    3,300,312
                                                                    ---------

Shares                                                               Value
-------------------------------------------------------------------------------

POLAND--1.2%
     29,485   Agros Holding(1)                                $       714,223
                (diversified holding company)
    400,000   Bank Inicjatyw Gospodarczych (BIG) H                    547,657
                (banking)
     20,000   Bank Rozwoju Eksportu                                   649,465
                (financial services)
     45,800   ComputerLand Poland(1)                                  892,364
                (computer services)
    200,000   Elektrim Towarzystwo                                  1,825,522
                (electrical equipment)                              ---------
                                                                    4,629,231
                                                                    ---------
SINGAPORE--2.3%
    640,000   Datacraft Asia                                          896,000
                (telecommunications equipment)
    300,000   Elec & Eltek International                            1,038,000
                (circuit board manufacturer)
  1,400,000   Parkway Holdings                                      5,290,553
                (property management)
    800,000   Super Coffeemix Manufacturing                           633,155
                (coffee and drink mix manufacturer)
  1,500,000   Uraco Holdings                                          941,176
                (metal processing and fabrication)                  ---------
                                                                    8,798,884
                                                                    ---------
SOUTH AFRICA--1.9%
    200,480   The Bidvest Group                                     1,054,014
                (industrial holding company)
    300,000   Dimension Data Holding                                  842,277
                (data communication systems)
    175,809   JD Group                                                876,663
                (furniture and appliance retailer)
     50,000   Metropolitan Life                                       829,268
                (life insurance)
     25,000   Perskor Groep Beperk                                    818,428
                (printing, publishing)
    355,100   Saambou Holdings                                        477,316
                (financial services)
    550,000   Safmarine & Rennies Holdings                          1,293,767
                (diversified holding company)
    180,000   Servgro International                                   928,781
                (hotel, leisure services)
      7,200   Servgro International Rights                              2,185
                (hotel, leisure services)                           ---------
                                                                    7,122,699
                                                                    ---------
See Notes to Financial Statements


Annual Report                                       International Discovery   19


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

SPAIN--0.7%
    300,000   Prosegur Compania de Seguridad                   $    2,441,188
                (security services)                                 ---------

SWEDEN--7.9%
     65,000   Althin Medical B                                      1,500,384
                (medical instruments)
    120,000   Assa Abloy B                                          1,965,763
                (locks and windows manufacturer)
    127,600   Catena A                                              1,425,178
                (automobile sales)
    370,000   Esselte B                                             8,485,543
                (office supplies, security systems)
    270,000   Frontec B(1)                                          4,905,472
                (computer services)
    420,000   Getinge Industrier B                                  8,099,837
                (medical equipment manufacturer)
     60,000   Hexagon B                                             1,465,387
                (car and truck distribution)
     21,600   WM-Data Nordic B                                      1,807,787
                (computer consulting)                              ----------
                                                                   29,655,351
                                                                   ----------
SWITZERLAND--0.6%
        120   Lindt Und Spruengli                                   2,355,286
                (chocolate products)                               ----------

THAILAND--2.0%
    250,000   Electricity Generating Authority                        773,145
                (electric utility)
    217,600   Hana Microelectronics                                 1,167,007
                (electronics)
    325,000   Industrial Finance
                Corporation of Thailand                             1,024,173
                (financial services)
     78,900   KR Precision                                            515,807
                (electronics)
    170,000   The Pizza Public Company                              1,164,612
                (fast food retailer)
    300,000   Robinson Department Store                               364,063
                (retail department stores)
    350,000   Siam Makro                                            1,520,846
                (wholesale stores)

Shares                                                               Value
-------------------------------------------------------------------------------

    200,000   Thai Rung Union Car                              $    1,064,788
                (automobile manufacturer)                           ---------
                                                                    7,594,441
                                                                    ---------
UNITED KINGDOM--14.1%
    600,000   Ashtead Group                                         2,154,001
                (equipment and machinery)
    150,000   Azlan Group                                           1,494,433
                (networking products)
    333,333   Biocompatibles(1)                                     4,139,288
                (biopharmaceuticals)
     33,333   Biocompatibles Warrants
                (Expiration date 2-14-97)(1)                           75,106
                (biopharmaceuticals)
    173,333   Bodycote International                                2,062,076
                (diversified operations)
    139,700   Brammer                                               1,512,792
                (diversified operations)
    180,000   Capita Group                                          1,411,956
                (computer services)
    130,000   Carpetright                                           1,401,194
                (carpet retailer)
  2,000,000   Caspian Group(1)                                      1,034,123
                (broadcast services)
     65,000   Celsis International(1)                                 113,123
                (diagnostic equipment)
    347,200   Close Brothers Group                                  1,888,647
                (financial services)
  1,800,000   Corporate Services Group                              5,084,856
                (employment services)
    150,400   Dorling Kindersley Holdings                           1,350,473
                (publishing)
     88,000   Dr. Solomon's Group ADR(1)                            1,512,500
                (applications software)
  3,000,000   Freepages Group(1)                                    2,244,803
                (classified information service)
    120,000   Goode Durrant                                           779,880
                (vehicle and equipment leasing)
    400,000   Harvey Nichols(1)                                     2,370,915
                (retailer)
    200,000   JBA Holdings                                          1,597,425
                (software development)
    620,000   Kwik-Fit Holdings                                     2,335,267
                (automotive repair centers)

See Notes to Financial Statements


20   International Discovery                        American Century Investments


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOVEMBER 30, 1996

Shares                                                               Value
-------------------------------------------------------------------------------

    540,000   London Clubs International                       $    3,005,513
                (casinos)
     90,000   London Forfaiting                                       419,955
                (financial services)
    900,000   M.A.I.D.(1)                                           3,700,141
                (computer services
                and broadcast media)
    245,000   McKechnie                                             2,374,993
                (metal, plastic components)
    500,000   Parity                                                2,963,644
                (computer software and consulting)
    200,000   PizzaExpress                                          1,773,982
                (restaurant retailer)
    200,000   Powerscreen International                             2,011,074
                (capital goods)
    175,000   Sage Group                                            1,522,808
                (computer software)
    200,000   VCI                                                     845,794
                (audio visual and audio publishing)                ----------
                                                                   53,180,762
                                                                   ----------
TOTAL COMMON STOCKS,
RIGHTS & WARRANTS--92.1%                                          347,358,741
  (Cost $307,796,991)                                             -----------

PREFERRED STOCKS

BRAZIL--1.0%
    952,600   Itausa                                                  719,431
                (financial holding company)
 14,000,000   Lojas Renner                                            691,324
                (apparel retailer)
    120,000   Multicanal Particapacoes ADR(1)                       1,687,500
                (cable television)
        365   Saraiva                                                 724,487
                (educational book publisher)                        ---------
                                                                    3,822,742
                                                                    ---------
GERMANY--5.4%
     12,000   Fresenius                                             2,425,748
                (medical equipment, supplies)
     66,330   Marschollek, Lautenschlaeger
                und Partner                                         9,229,272
                (financial services)

Shares                                                               Value
-------------------------------------------------------------------------------

     40,000   Moebel Walther                                  $     2,574,772
                (specialty retailer)
      7,500   Porsche                                               5,876,138
                (automobiles)                                      ----------
                                                                   20,105,930
                                                                   ----------
SWITZERLAND--0.5%
      4,000   Liechtenstein Global Trust                            2,011,807
                (banking)                                          ----------

TOTAL PREFERRED STOCKS --6.9%                                      25,940,479
  (Cost $18,005,198)                                               ----------

TEMPORARY CASH INVESTMENTS --1.0%

   Repurchase Agreement (Goldman Sachs & Co.),
      5.61%, due 12-2-96, collateralized by
      $3,075,000 par value U.S. Treasury Bonds,
      8.875%, due 2-15-19
      (Delivery value $3,901,823)                                   3,900,000
   (Cost $3,900,000)                                               ----------
TOTAL INVESTMENT SECURITIES--100.0%                              $377,199,220
   (Cost $329,702,189)                                           ============

FORWARD FOREIGN CURRENCY CONTRACTS

     Contracts       Settlement                             Unrealized
      to Sell           Dates            Value                 Gain
------------------------------------------------------------------------
1,553,933 CHF        12-31-96        $  1,194,681           $  11,331
9,787,651 DEM        12-30-96           6,374,866              54,227
15,622,806 FRF       12-31-96           2,992,152              33,647
458,512,500 JPY      12-30-96           4,045,573              47,265
20,619,532 NLG       12-31-96          11,971,396             105,526
                                      -----------            --------
                                      $26,578,668            $251,996
                                      ===========            ========

(Value on Settlement Date $26,830,664)

See Notes to Financial Statements


Annual Report                                       International Discovery   21


                            SCHEDULE OF INVESTMENTS
                            INTERNATIONAL DISCOVERY

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CHF = Swiss Franc
DEM = German Mark
FRF = French Franc
JPY =  Japanese Yen
NLG =  Netherlands Guilder
(1)  Non-income producing.
(2) Securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of
     restricted  securities  at  November  30,  1996,  was  $18,390,506,   which
     represented 4.9% of the net assets of International Discovery.

See Notes to Financial Statements


22   International Discovery                        American Century Investments


                                        STATEMENTS OF ASSETS AND LIABILITIES

                                                                               INTERNATIONAL         INTERNATIONAL
NOVEMBER 30, 1996                                                                 GROWTH               DISCOVERY
ASSETS
Investment securities, at value
  (identified cost of $1,188,139,535
  and $329,702,189, respectively) (Note 3)...................................$  1,336,864,621         $ 377,199,220
Foreign currency holdings, at value (identified
  cost of $0 and $234, respectively)..........................................             --                   231
Cash..........................................................................        111,203               739,274
Receivable for forward foreign currency exchange contracts....................      1,395,344               251,996
Receivable for investments sold...............................................     13,031,901             8,707,585
Receivable for capital shares sold............................................        315,772                12,248
Dividends and interest receivable.............................................      2,670,365               330,495
                                                                                    ---------               -------
                                                                                1,354,389,206           387,241,049
                                                                                -------------           -----------

LIABILITIES
Disbursements in excess of demand deposit cash................................      1,701,703               211,546
Payable for investments purchased.............................................      4,459,362             9,358,006
Payable for capital shares redeemed...........................................        263,651                20,235
Accrued management fees (Note 2)..............................................      1,551,445               521,886
Distribution fees payable (Note 2)............................................            728                    --
Service fees payable (Note 2).................................................            728                    --
Other liabilities.............................................................          1,094                   985
                                                                                        -----                   ---
                                                                                    7,978,711            10,112,658
                                                                                    ---------            ----------
NET ASSETS...................................................................$  1,346,410,495         $ 377,128,391
                                                                             ================         =============


NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)......................................$  1,056,903,457         $ 313,053,802
Undistributed net investment income...........................................        273,167               739,552
Accumulated undistributed net realized gain from
  investment and foreign currency transactions................................    139,138,340            15,590,283
Net unrealized appreciation on investments and translation of
  assets and liabilities in foreign currencies (Note 3).......................    150,095,531            47,744,754
                                                     -                            -----------            ----------
                                                                             $  1,346,410,495         $ 377,128,391
                                                                             ================         =============
INVESTOR CLASS
Net assets...................................................................$  1,342,607,910         $ 377,128,391
Shares outstanding............................................................    153,872,043            49,602,881
Net asset value per share ...................................................$           8.73         $        7.60

ADVISOR CLASS
Net assets...................................................................$      3,802,585                   N/A
Shares outstanding............................................................        435,975                   N/A
Net asset value per share....................................................$           8.72                   N/A

See Notes to Financial Statements


Annual Report                          Statements of Assets and Liabilities   23

                            STATEMENTS OF OPERATIONS

                                                                                 INTERNATIONAL         INTERNATIONAL
NOVEMBER 30, 1996                                                                   GROWTH               DISCOVERY

INVESTMENT INCOME (LOSS)
INCOME:
Dividends (net of foreign taxes withheld
     of $2,257,987 and $384,291, respectively)...................................$ 17,587,165          $  3,054,540
Interest.........................................................................   2,759,165               640,192
                                                                                    ---------               -------
                                                                                   20,346,330             3,694,732
                                                                                   ----------             ---------
EXPENSES:
Management fees (Note 2).........................................................  22,647,625             4,690,824
Distribution fees-- Advisor Class (Note 2).......................................       1,333                    --
Shareholder service fees-- Advisor Class (Note 2)................................       1,333                    --
Directors' fees and expenses.....................................................      11,724                 2,119
Fees waived by manager (Note 2)..................................................  (1,376,006)             (269,547)
                                                                                   ----------              --------
                                                                                   21,286,009             4,423,396
                                                                                   ----------             ---------

NET INVESTMENT (LOSS)............................................................    (939,679)             (728,664)
                                                                                     --------              --------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY (NOTE 3)
Net realized gain (loss) on:
     Investments................................................................. 177,276,237            25,105,031
     Foreign currency transactions............................................... (28,046,763)             (477,159)
                                                                                  -----------              --------
                                                                                  149,229,474            24,627,872
                                                                                  -----------            ----------
Change in net unrealized appreciation (depreciation) on:
     Investments.................................................................  29,065,247            37,214,047
     Translation of assets and liabilities in foreign currencies.................  15,008,634             (724,183)
                                                                                   ----------             --------
                                                                                   44,073,881            36,489,864
                                                                                   ----------            ----------

Net realized and unrealized gain on
investments and foreign currency................................................. 193,303,355            61,117,736
                                                                                  -----------            ----------
Net Increase in Net Assets
Resulting from Operations........................................................$192,363,676          $ 60,389,072
                                                                                 ============          ============

See Notes to Financial Statements


24   Statements of Operations                       American Century Investments



                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     INTERNATIONAL                    INTERNATIONAL
YEARS ENDED NOVEMBER 30, 1996 AND NOVEMBER 30, 1995                     GROWTH                          DISCOVERY

                                                                       November 30,     November 30,     November 30,   November 30,
Increase (Decrease) in Net Assets                                          1996             1995             1996           1995
OPERATIONS
Net investment income (loss) ...................................  $      (939,679)  $     3,130,463   $    (728,664)  $     304,720
Net realized gain (loss) on investments
   and foreign currency transactions ...........................      149,229,474        (9,429,329)     24,627,872      (6,179,550)
Change in net unrealized appreciation
   on investments and translation of assets and
   liabilities in foreign currencies ...........................       44,073,881        75,548,366      36,489,864      12,189,016
                                                                       ----------        ----------      ----------      ----------
Net increase in net assets resulting from operations ...........      192,363,676        69,249,500      60,389,072       6,314,186
                                                                      -----------        ----------      ----------       ---------


DISTRIBUTIONS TO SHAREHOLDERS From net investment income:
     Investor Class ............................................       (1,160,402)             --          (304,720)           --
In excess of net investment income:
     Investor Class ............................................             --                --          (344,800)           --
From net realized gains from investment transactions:
     Investor Class ............................................             --         (64,609,265)           --              --
                                                                       -----------      -----------       ----------      ----------
Decrease in net assets from distributions ......................       (1,160,402)      (64,609,265)       (649,520)           --
                                                                       ----------       -----------        --------       ----------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
Net increase (decrease) in net assets from
   capital share transactions ..................................      (55,234,332)     (110,840,659)    202,809,697      (2,936,511)
                                                                      -----------      ------------     -----------      ----------

Net increase (decrease) in net assets ..........................      135,968,942      (106,200,424)    262,549,249       3,377,675

NET ASSETS
Beginning of year ..............................................    1,210,441,553     1,316,641,977     114,579,142     111,201,467
                                                                    -------------     -------------     -----------     -----------

End of year ....................................................  $ 1,346,410,495   $ 1,210,441,553   $ 377,128,391   $ 114,579,142
                                                                  ===============   ===============   =============   =============

Undistributed net investment income ............................  $       273,167   $     1,143,362   $     739,552   $     537,032
                                                                  ===============   ===============   =============   =============


See Notes to Financial Statements


Annual Report                           Statements of Changes in Net Assets   25


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

1.    ORGANIZATION    AND   SUMMARY   OF   SIGNIFICANT    ACCOUNTING    POLICIES

ORGANIZATION--American Century World Mutual Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Two series of funds are currently issued as International Growth, formerly International Equity, and International Discovery, formerly International Emerging Growth (the Funds). The Funds' investment objective is to seek capital growth by investing primarily in equity securities. On September 3, 1996, the Funds implemented a multiple class structure whereby each Fund is authorized to issue four classes of shares: the Investor Class, the Institutional Class, the Service Class and the Advisor Class. The shares outstanding prior to September 3, 1996, are designated as Investor Class shares. The four classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of each Fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Advisor Class for International Growth commenced on October 2, 1996. Sale of the Institutional and Service classes for International Growth and the Advisor, Institutional and Service classes for International Discovery had not commenced as of November 30, 1996. The following significant accounting policies, related to all classes of the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

SECURITY VALUATIONS--Portfolio securities traded primarily on a principal securities exchange are valued at the last reported sales price, or the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums.

FOREIGN CURRENCY TRANSACTIONS--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized foreign currency exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign currency exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities resulting from changes in the exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investments are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--The Funds may enter into forward foreign currency exchange contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or to hedge the Funds' exposure to foreign currency exchange rate fluctuations. When required, the Funds will segregate liquid assets in an amount sufficient to cover their obligations under the hedge contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. Forward contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS--The Funds may enter into repurchase agreements with institutions that the Funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the Funds under each repurchase agreement.


26   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

INCOME TAX STATUS--It is the policy of the Funds to distribute all taxable income and capital gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes.

DISTRIBUTIONS TO SHAREHOLDERS--Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains are declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for foreign currency transactions and wash sales.

SUPPLEMENTARY INFORMATION--Certain officers and directors of the Corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Corporation's investment manager, ACIM, the Corporation's distributor, American Century Investment Services, Inc. (ACIS), and the Corporation's transfer agent, American Century Services Corporation.

USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.


------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

The Corporation has entered into Management Agreements with ACIM that provide each Fund with investment advisory and management services in exchange for a single, unified management fee per class. Additional fees apply to the Advisor Class and Service Class shares, as described in the respective prospectuses. The Agreements provide that all expenses of the Funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month.

Effective August 1, 1996, ACIM has voluntarily waived a portion of its annual management fee on the Funds. From August 1, 1996, through November 30, 1996, the management fees absorbed by ACIM for International Growth and International Discovery were $1,376,006 and $269,547, respectively.

The annual management fee for each class of International Growth is as follows:

                                 Investor Class  Investor Class
                                    (through       (effective
                                 July 31, 1996)  August 1, 1996)   Advisor Class

AVERAGE NET ASSETS
First $1 billion................      1.90%            1.50%           1.25%
Of the next $1 billion..........      1.25%            1.20%            .95%
Over $2 billion.................      1.00%            1.00%            .85%


Annual Report                                 Notes to Financial Statements   27


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

The annual management fee for the Investor Class of International Discovery is as follows:

                                            Investor Class       Investor Class
                                               (through            (effective
                                            July 31, 1996)       August 1, 1996)

AVERAGE NET ASSETS
First $500 million.........................      2.00%                1.75%
Of the next $500 million...................      2.00%                1.40%
Over $1 billion............................      2.00%                1.20%

The Board of Directors has adopted a shareholder services and distribution plan for the Advisor Class, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Advisor Class Master Distribution and Shareholder Services Plan provides that the Funds will pay ACIM an annual distribution fee equal to .25% and service fee equal to .25%. The fees are computed daily and paid monthly based on each Fund's average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of the Advisor Class including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with ACIS and/or ACIM. The service fee provides compensation for shareholder and administrative services rendered by ACIM, its affiliates or independent third party providers. Fees incurred under the Master Distribution and Shareholder Services Plan during the period ended November 30, 1996, were $2,666 for International Growth. None were incurred for International Discovery.

------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the year ended November 30, 1996, were as follows:

                                      INTERNATIONAL         INTERNATIONAL
                                         GROWTH               DISCOVERY

PURCHASES
Common Stocks....................... $1,934,080,270         $484,405,774
Preferred Stocks....................     15,262,903           14,234,218
Other Debt Obligations..............      3,928,805                   --

PROCEEDS FROM SALES
Common Stocks....................... $2,005,047,504         $275,767,958
Preferred Stocks....................     17,639,921           17,673,397
Other Debt Obligations..............      4,190,484                   --


On  November  30,  1996,  the   composition  of  unrealized   appreciation   and
(depreciation)  of  investment   securities  based  on  the  aggregate  cost  of
investments for federal income tax purposes was as follows:

                                      INTERNATIONAL         INTERNATIONAL
                                         GROWTH               DISCOVERY

Appreciation.......................  $  160,644,938         $ 55,886,889
(Depreciation).....................    (11,923,523)          (8,667,295)
                                       -----------           ----------
Net  ..............................  $  148,721,415         $ 47,219,594
                                     ==============         ============
Federal Tax Cost...................  $1,188,143,206         $329,979,626
                                     ==============         ============


28   Notes to Financial Statements                  American Century Investments


                         NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 1996

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Funds were as follows:

                                                                   INTERNATIONAL GROWTH                INTERNATIONAL DISCOVERY
                                                              Shares               Amount            Shares             Amount
INVESTOR CLASS Year ended November 30, 1996:
Shares authorized ($.01 par value) ................        400,000,000                             100,000,000
                                                           ===========                             ===========
Shares sold .......................................         49,156,430        $ 396,490,732         34,313,861        $ 235,537,402
Shares issued in reinvestment of
  distributions ...................................            149,517            1,139,329            109,339              639,633
Shares redeemed ...................................        (56,541,549)        (456,529,640)        (4,907,884)         (33,367,338)
                                                           -----------         ------------         ----------          -----------
Net increase (decrease) ...........................         (7,235,602)       $ (58,899,579)        29,515,316        $ 202,809,697
                                                            ==========        =============         ==========        =============

Year ended November 30, 1995:
Shares authorized ($.01 par value) ................        300,000,000                             100,000,000
                  =====                                    ===========                             ===========
Shares sold .......................................         55,937,551        $ 392,977,541          7,866,729        $  42,306,561
Shares issued in reinvestment of
  distributions ...................................          9,198,989           63,657,003               --                   --
Shares redeemed ...................................        (80,255,938)        (567,475,203)        (8,402,017)         (45,243,072)
                                                           -----------         ------------         ----------          -----------
Net (decrease) ....................................        (15,119,398)       $(110,840,659)          (535,288)       $  (2,936,511)
                                                           ===========        =============           ========        =============

ADVISOR CLASS
October 2, 1996* through November 30, 1996:
Shares authorized ($.01 par value).............            170,000,000
                  =====                                    ===========
Shares sold....................................                441,628        $   3,713,387
Shares redeemed................................                 (5,653)             (48,140)
                                                                ------              -------
Net increase ..................................                435,975           $3,665,247
                                                               =======           ==========

*Sale of the Advisor Class in International Growth commenced on October 2, 1996. Sale of the Advisor Class in International Discovery had not commenced as of the report date.


------------------------------------------------------------------------
5. SUBSEQUENT EVENTS

The following name changes became effective January 1, 1997:

                      NEW NAMES                                           FORMER NAMES
Funds' Issuer:        American Century World Mutual Funds, Inc.           Twentieth Century World Investors, Inc.
Funds:                American Century -- Twentieth Century               Twentieth Century International Equity
                         International Growth Fund
                      American Century -- Twentieth Century               Twentieth Century International Discovery
                         International Discovery Fund
Investment Manager:   American Century Investment Management, Inc.        Investors Research Corporation
Parent Company:       American Century Companies, Inc.                    Twentieth Century Companies, Inc.
Distributor:          American Century Investment Services, Inc.          Twentieth Century Securities, Inc.
Transfer Agent:       American Century Services Corporation               Twentieth Century Services, Inc.


Annual Report                                 Notes to Financial Statements   29


                              FINANCIAL HIGHLIGHTS
                              INTERNATIONAL GROWTH

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)


                                                                                                                 Advisor
                                                                       Investor Class                             Class
                                                   1996          1995          1994         1993       1992       1996(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period.........      $7.51          $7.47        $7.34       $5.79       $5.33      $8.41
                                                   -----          -----        -----       -----       -----      -----
Income from Investment Operations
     Net Investment Income (Loss) ...........       (.01)(2)        .01         (.04)       (.04)        .06       (.01)(2)
     Net Realized and Unrealized Gain
     on Investment Transactions..............       1.24            .40          .57        1.78         .41        .32
                                                    ----            ---          ---        ----         ---        ---
     Total from Investment Operations........       1.23            .41          .53        1.74         .47        .31
                                                    ----            ---          ---        ----         ---        ---
Distributions
     From Net Investment Income..............       (.01)            --           --        (.036)      (.005)       --
     In Excess of Net Investment Income......         --             --           --        (.155)      (.002)       --
     From Net Realized Gains
     on Investment Transactions..............         --           (.372)       (.402)        --          --         --
                                                    ----           -----        -----       -----       -----      -----
     Total Distributions.....................       (.01)          (.372)       (.402)      (.191)      (.007)       --
                                                    ----           -----        -----       -----       -----      -----
Net Asset Value, End of Period...............      $8.73          $7.51        $7.47       $7.34       $5.79      $8.72
                                                   =====          =====        =====       =====       =====      =====
     Total Return(3).........................      16.35%          5.93%        7.28%      31.04%       8.77%      3.69%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses
     to Average Net Assets...................       1.65%(4)       1.77%        1.84%       1.90%       1.91%      1.67%(5)
     Ratio of Net Investment Income
     (Loss) to Average Net Assets............       (.07%)          .25%        (.53%)      (.34%)       .95%      (.76%)(5)
     Portfolio Turnover Rate.................        158%           169%         242%        255%        180%       158%
     Average Commission Paid per
     Investment Security Traded..............       $.0195         $.0020        --(6)       --(6)       --(6)     $.0195
     Net Assets, End
     of Period (in thousands)................   $1,342,608     $1,210,442   $1,316,642    $759,238    $215,346     $3,803

(1) October 2, 1996 (commencement of sale of Advisor Class) through November 30, 1996.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4) American Century Investment Management, Inc. had voluntarily waived a portion of its management fee from August 1, 1996, through November 30, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 1.76%.

(5)  Annualized

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements


30   Financial Highlights                           American Century Investments


                              FINANCIAL HIGHLIGHTS
                             INTERNATIONAL DISCOVERY

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                                               1996          1995        1994(1)

PER-SHARE DATA
Net Asset Value, Beginning of Period.....................................      $5.70        $5.39         $5.00
                                                                               -----        -----         -----
Income from Investment Operations
     Net Investment Income (Loss) .......................................       (.02)(2)      .03          (.02)
     Net Realized and Unrealized Gain on Investment Transactions.........       1.95          .28           .41
                                                                                ----          ---           ---
     Total from Investment Operations....................................       1.93          .31           .39
                                                                                ----          ---           ---
Distributions
     From Net Investment Income..........................................       (.01)          --            --
     In Excess of Net Investment Income..................................       (.02)          --            --
                                                                                ----        -----         -----
     Total Distributions.................................................       (.03)          --            --
                                                                                ----        -----         -----
Net Asset Value, End of Period...........................................      $7.60        $5.70         $5.39
                                                                               =====        =====         =====
     Total Return(3).....................................................      34.06%        5.75%         7.80%

RATIOS/SUPPLEMENTAL DATA
     Ratio of Operating Expenses  to Average Net Assets..................       1.88%(4)     2.00%         2.00%(5)
     Ratio of Net Investment Income (Loss) to Average Net Assets.........       (.31%)        .27%         (.48%)(5)
     Portfolio Turnover Rate.............................................        130%         168%           56%
     Average Commission Paid per Investment Security Traded..............       $.0054       $.0040         --(6)
     Net Assets, End of Period (in thousands)............................     $377,128     $114,579      $111,202

(1)  April 1, 1994 (inception) through November 30, 1994.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4) American Century Investment Management, Inc. had voluntarily waived a portion of its management fee from August 1, 1996, through November 30, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 1.99%.

(5)  Annualized

(6) Disclosure of average commission paid per investment security traded was not required prior to the year ended November 30, 1995.

See Notes to Financial Statements


Annual Report                                          Financial Highlights   31


                         REPORT OF INDEPENDENT AUDITORS

The Shareholders and Board of Directors
American Century World Mutual Funds, Inc.

We have audited the accompanying statements of assets and liabilities of American Century World Mutual Funds, Inc. (formerly Twentieth Century World Investors, Inc.) (comprised of the American Century-Twentieth Century International Growth [formerly International Equity] and American Century-Twentieth Century International Discovery [formerly International Emerging Growth] portfolios) (the Funds), including the schedules of investments, as of November 30, 1996, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1995, and the financial highlights for the periods from inception to November 30, 1995, for the Funds were audited by other auditors whose report dated December 29, 1995, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at November 30, 1996, and the results of their operations, changes in their net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/Ernst & Young LLP

Kansas City, Missouri
January 3, 1997


32   Report of Independent Auditors                 American Century Investments


                                     NOTES


Annual Report                                                         Notes   33


                              IMPORTANT NOTICE FOR
                        ALL IRA AND 403(b) SHAREHOLDERS

As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount, unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

When you plan to withdraw, you may make your election by completing our Conversions/ Redemptions form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


34   Important Notice                               American Century Investments


                        SHARE CLASSES & ASSOCIATED FEES

Until September 3, 1996, International Growth and International Discovery issued one class of fund shares, reflecting the fact that most investors bought their American Century fund shares directly from American Century. All investors paid the same annual unified management fee and did not pay any commissions or other fees to purchase shares from American Century.

But times have changed. Increasing numbers of investors are purchasing fund shares through financial intermediaries who expect to be compensated for the additional services they provide. In September, American Century began to offer four classes of shares for many of its funds, including International Growth.

The original class of International Growth and International Discovery shares is called the Investor Class. All shares issued and outstanding before September 3, 1996 have been designated as Investor Class shares. Investor Class shares are still available to the public. Investor Class shareholders do not pay any commissions or other fees for purchase of fund shares directly from American Century. Investors who buy Investor Class shares through a broker-dealer may be required to pay the broker-dealer a transaction fee. THE PRICE AND PERFORMANCE OF THE INVESTOR CLASS SHARES ARE LISTED IN NEWSPAPERS. NO OTHER CLASS WILL BE SO LISTED.

In addition, for International Growth there is an ADVISOR CLASS, which is sold through banks, broker-dealers, insurance companies and financial advisors. Advisor Class investors pay an annual management fee that is 0.25% less than that paid by Investor Class investors, but Advisor Class investors also pay a 0.50% Rule 12b-1 service and distribution fee. Half of that fee is available to pay for recordkeeping and administrative services and half is available to pay for distribution services provided by the financial intermediary through which the Advisor Class shares are purchased.

Both classes of shares represent a pro rata interest in the funds, and generally have the same rights and conditions. Although International Discovery had not yet begun to issue shares other than Investor Class as of November 30, 1996, it is anticipated that the fund will begin to issue such shares in 1997.


Annual Report                               Share Classes & Associated Fees   35


                             BACKGROUND INFORMATION

PORTFOLIO MANAGEMENT TEAM

Theodore Tyson, Vice President & Portfolio Manager
Henrik Strabo, Vice President & Portfolio Manager

INVESTMENT PHILOSOPHY & POLICIES

The philosophy behind the Twentieth Century Group's growth funds focuses on three important principles. Chiefly, the funds seek to own successful companies, which we define as those whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit potential for gain. Finally, American Century funds are managed by teams, rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

INTERNATIONAL GROWTH invests primarily in the equity securities of foreign companies that exhibit accelerating growth. These companies will be located primarily in developed countries. The fund will typically have significant share price fluctuations.

INTERNATIONAL DISCOVERY invests primarily in the equity securities of smaller foreign companies that exhibit accelerating growth. Up to one-half of these companies can be based in emerging market countries, with the rest of the portfolio invested in smaller companies in developed economies. The fund holds the potential for greater share price fluctuation and short-term risk than International Growth.

COMPARATIVE INDICES & RANKINGS

The S&P 500 is an index created by Standard & Poor's Corporation that is considered to represent the performance of the U.S. stock market generally. It is not an investment product available for purchase.

THE MORGAN STANLEY EUROPE, AUSTRALIA, FAR EAST INDEX (EAFE(R)) is a widely followed group of stocks from 20 different countries. It is not an investment product available for purchase.

LIPPER ANALYTICAL SERVICES, INC. (Lipper) is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in the appropriate Lipper category for the periods indicated. The Lipper category for International Growth is "International Funds." The Lipper category for International Discovery is "International Small Company Funds."

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into U.S. dollars.

Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. This tended to be the case in 1996 when the dollar increased in value against most major foreign currencies. (The weakened foreign currencies bought fewer dollars.) Conversely, the dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, currency devaluations and political developments.


36   Background Information                         American Century Investments


                                    GLOSSARY

RETURNS

o TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

o AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For fiscal year-by-year total returns, please refer to the "Financial Highlights" on pages 30 and 31.

STATISTICAL TERMINOLOGY

o EXPENSE RATIO--an amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees. (The expenses and fees are deducted from fund income, not from each shareholder.) These expenses include shareholder services and salaries for fund managers and administrative staff. Ideally, the expense ratio should be kept as low as possible to maximize fund returns but should be high enough to allow the fund management company to pay for high quality services, equipment and personnel.

o PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

Annual Report                                                      Glossary   37


[american century logo]
American
Century(sm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Person-to-Person Assistance:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-753-1865

Fax: 816-340-7962

Internet: www.americancentury.com



Twentieth Century International Growth Funds

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc.


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